SIXTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated October 24, 2006, by and among LASALLE BUSINESS CREDIT, LLC, a Delaware limited liability company ("LaSalle"), with its principal office at 135 South LaSalle Street, Chicago, Illinois 60603, the financial institutions that, from time to time, become a party to the Loan Agreement (hereinafter defined) (such financial institutions, collectively, the "Lenders" and each individually, a "Lender"), LaSalle as agent for the Lenders (in such capacity, the "Agent"), and IMPCO TECHNOLOGIES, INC., a Delaware corporation, with its principal office at 3030 South Susan Street, Santa Ana, California 92704 (the "Borrower").

WHEREAS, the Borrower and LaSalle as a Lender and the Agent, are parties to a Loan and Security Agreement dated as of July 18, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed, upon satisfaction of certain conditions, to make Revolving Advances and other financial accommodations to the Borrower;

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to amend the capital expenditure covenant in the Loan Agreement in certain respects, and the Lenders and the Agent are willing to so amend the covenant but only on the terms and subject to the conditions hereinafter set forth;

NOW THEREFORE, the parties hereto agree as follows:

    Amendment to Loan Agreement. Section 14(q) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

    "(q) For any period of four (4) consecutive fiscal quarters of Borrower (measured as at the end of each fiscal quarter of Borrower with respect to the period of four (4) consecutive fiscal quarters ending on such date): (i) the Consolidated Group may not make Capital Expenditures in an aggregate amount of more than $6,500,000; and (ii) the US Consolidated Group may not make Capital Expenditures in an aggregate amount of more than $4,500,000."

    Retroactive Effect of Amendment. Subject to Section 5 below, the amendment set forth in Sections 1 above is retroactive to September 30, 2006, and the Loan Agreement will be deemed amended as set forth in such Section as of such date.

    Acknowledgments and Confirmations. The Borrower, the Lenders, and the Agent hereby acknowledge and confirm that as of the Effective Date: (i) all references in the Loan Agreement to "this Agreement" will be deemed to refer to the Loan Agreement, as amended by this Amendment; and (ii) all references in each of the Other Agreements to the "Loan Agreement" will be deemed to refer to the Loan Agreement, as amended by this Amendment.

    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Agent, that:

      Each of the representations and warranties set forth in Paragraph 13 of the Loan Agreement is true in all material respects as of the date hereof, except for changes in the ordinary course of business, that, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Borrower or to the Collateral.

      As of the date hereof, after giving effect to the terms of this Agreement, there exists no Default or Event of Default.

      The Borrower has the power to execute, deliver, and perform this Amendment and all agreements, instruments, and documents executed in connection herewith (this Amendment and such other agreements, instruments, are documents are sometimes hereinafter referred to collectively as the "Amendment Documents"). The Borrower has taken all necessary action to authorize the execution, delivery, and performance of this Amendment and the other Amendment Documents. No consent or approval of any entity or Person (including without limitation, any shareholder of the Borrower), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right, and no consent, license, approval, authorization, or declaration of any governmental authority, bureau, or agency is required in connection with the execution, delivery, or performance by the Borrower, or the validity or enforcement, of this Amendment or the other Amendment Documents.

      The execution and delivery by the Borrower of this Amendment and the other Amendment Documents and performance by it hereunder and thereunder, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau, or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note, or indenture to which the Borrower is a party, or by which it is bound or any of its properties or assets is affected (including without limitation, the Subordinated Debt Documents), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower, other than the Liens contemplated by this Amendment.

      This Amendment and the other Amendment Documents have been duly executed and delivered by the Borrower and constitute the valid and legally binding obligation of the Borrower, enforceable in accordance with their respective terms.

    Conditions to Effectiveness of Amendment and Waiver. This Amendment is effective upon the Borrower and the Agent executing this Amendment and delivering same to the Agent; the ("Effective Date"):

    Further Assurances. The Borrower agrees that it will, from time to time, execute and/or deliver all agreements, instruments, and documents and do and perform all actions and things (all at the Borrower's sole expense) as the Agent may reasonably request to carry out the intent and terms of this Amendment.

    Miscellaneous.

      The Borrower's breach of any of its covenants contained in this Amendment will constitute an Event of Default.

      Nothing contained in this Agreement imposes an obligation on the Lenders or the Agent to further amend the Loan Agreement or waive compliance with any other provision.

      Except as set forth in this Amendment, none of the Lenders nor the Agent waive any breach of, or Default or Event of Default under, the Loan Agreement, nor any right or remedy the Lenders or the Agent may have under the Loan Agreements, the Other Agreements, or applicable law, all of which rights and remedies are expressly reserved.

      Except as specifically amended in this Amendment, the Loan Agreement and the Other Agreements remain in full force and effect in accordance with their respective terms.

      No modification or waiver of or with respect to any provision of this Amendment and all other agreements, instruments, and documents delivered pursuant hereto or referred to herein, nor consent to any departure by any party hereto or thereto from any of the terms or conditions hereof or thereof, will in any event be effective, unless it is in writing and signed by each party hereto, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given.

      This Amendment, together with all of the other agreements, instruments, and documents referred to herein, embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

      Without in any way limiting Paragraph 14(r) of the Loan Agreement, the Borrower shall pay all of the Lenders' and the Agent's fees, costs, and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including without limitation, the Lenders' and the Agent's legal fees and expenses incurred in connection with the preparation, negotiation, consummation, and, if required, the enforcement, of this Amendment and the other Amendment Documents.

      This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

      EACH OF THE PARTIES TO THIS AMENDMENT HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING THAT PERTAINS DIRECTLY OR INDIRECTLY TO THIS AMENDMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT OF THE BORROWER, THE AGENT, OR THE LENDERS OR THAT, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP AMONG THE BORROWER, THE AGENT, AND/OR THE LENDERS. IN NO EVENT WILL THE AGENT OR ANY LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

      This Amendment is governed by and must be construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction.

(k) The parties to this Amendment prefer that any dispute between or among them be resolved in litigation subject to a jury trial waiver as set forth above. If a pre-dispute jury trial waiver of the type provided for above is unenforceable in litigation to resolve any dispute, claim, cause of action or controversy under this Amendment, the Loan Agreement or any of the Other Agreements (each, a "Claim") in the venue where the Claim is being brought pursuant to the terms of this Amendment, then, upon the written request of any party, such Claim, including any and all questions of law or fact relating thereto, shall be determined exclusively by a judicial reference proceeding. Except as otherwise provided in this Section 7 above, venue for any such reference proceeding shall be in the state or federal court in the County or District where venue is appropriate under applicable law (the "Court"). The parties shall select a single neutral referee, who shall be a retired state or federal judge. If the parties cannot agree upon a referee within 15 days, the Court shall appoint the referee. The referee shall report a statement of decision to the Court. Notwithstanding the foregoing, nothing in this paragraph shall limit the right of Agent or Lenders to exercise self-help remedies, foreclose against collateral or obtain provisional remedies (including without limitation, requests for temporary restraining orders, preliminary injunctions, writs of possession, writs of attachment, appointment of a receiver, or any orders that a court may issue to preserve the status quo, to prevent irreparable injury or to allow a party to enforce its liens and security interests). The parties shall bear the fees and expenses of the referee equally unless the referee orders otherwise. The referee also shall determine all issues relating to the applicability, interpretation, and enforceability of this Section 7(k). The parties acknowledge that any Claim determined by reference pursuant to this Section 7(k) shall not be adjudicated by a jury.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above set forth.

LASALLE BUSINESS CREDIT, LLC,
as a Lender and as Agent

By: /s/ Darren Hirata
Name: Darren Hirata
Title: Vice President

IMPCO TECHNOLOGIES, INC.,
as Borrower

By: /s/ Thomas M. Costales
Name: Thomas M. Costales

Title: CFO